Exhibit 10.5

EXECUTION COPY

ASSUMPTION AND AFFIRMATION AGREEMENT (this “Assumption and Affirmation Agreement”) dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., a Bermuda exempted company (the “Borrower”), Intelsat Jackson Holdings, Ltd., a Bermuda exempted company (the “Successor”), Intelsat, Ltd. (the “Parent Guarantor”), Intelsat Subsidiary Holding Company, Ltd., Intelsat Holdings LLC, Intelsat LLC, Intelsat Global Sales & Marketing Ltd., Intelsat USA Sales Corp., Intelsat USA License Corp., Intelsat Global Service Corporation and Intelsat UK Financial Services Ltd. (collectively, the “Subsidiary Guarantors”, and together with the Parent Guarantor, the “Guarantors”) and Bank of America, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS the Borrower and the Parent Guarantor have heretofore executed and delivered to the Administrative Agent a $1,000,000,000 Senior Unsecured Credit Agreement (as amended, supplemented or otherwise modified, the “Credit Agreement”) dated as of February 2, 2007, and the Subsidiary Guarantors have heretofore executed and delivered to the Administrative Agent a Guarantee dated as of February 2, 2007 providing for the guarantee of the Borrower’s obligations under the Credit Agreement and the Loans;

WHEREAS, on the date hereof, the Borrower has transferred certain of its assets and liabilities to the Successor (the “Transfer”);

WHEREAS Section 10.10 of the Credit Agreement provides that in connection with the Transfer, the Successor is required to execute and deliver to the Administrative Agent a document pursuant to which the Successor expressly assumes all of the obligations of the Borrower under the Credit Agreement and the Loans on the terms and conditions set forth herein;

WHEREAS Section 10.10 of the Credit Agreement provides that in connection with the Transfer, the Successor is required to be a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state thereof, the District of Columbia, or any territory thereof, under the laws of the jurisdiction of organization of the Borrower or under the laws of Bermuda or any country that is a member of the European Union;

WHEREAS the Successor is incorporated under the laws of Bermuda;

WHEREAS Section 10.10 of the Credit Agreement provides that in connection with the Transfer the Borrower is required to cause the Guarantors to execute and deliver to the Administrative Agent a document pursuant to which each Guarantor shall confirm that its guarantee shall apply to the Successor’s obligations under the Credit Agreement and the Loans;

WHEREAS pursuant to Section 10.11 of the Credit Agreement, concurrently with the Transfer in accordance with or permitted by Section 10.10 of the Credit Agreement, the Successor shall succeed to and be substituted for, and may exercise every right and power of, the Borrower under the Credit Agreement with the same effect as if such Successor had been named as the Borrower in the Credit Agreement, and the Borrower shall thereby be released of its obligations under the Credit Agreement and the Loans;

WHEREAS in accordance with Section 14.1(a)(ii) of the Credit Agreement, the parties hereto desire to amend the Credit Agreement as described below; and

WHEREAS pursuant to Section 14.1(a)(ii) of the Credit Agreement, the Borrower and the Administrative Agent are authorized to execute and deliver this Assumption and Affirmation Agreement;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Successor, the Guarantors, and the Administrative Agent mutually covenant and agree for the equal and ratable benefit of the Lenders as follows:

1. Defined Terms. As used in this Assumption and Affirmation Agreement, capitalized terms defined in the Credit Agreement and not otherwise defined herein have the meanings assigned such terms in the Credit Agreement. The words “herein,” “hereof” and hereby and other words of similar import used in this Assumption and Affirmation Agreement refer to this Assumption and Affirmation Agreement as a whole and not to any particular section hereof.

2. Agreement to Assume Obligations. The Successor hereby agrees to assume the Borrower’s obligations under the Credit Agreement and the Loans on the terms and subject to the conditions set forth in the Credit Agreement and the Loans, and succeed to and be substituted for, and may exercise every right and power of, the Borrower under the Credit Agreement and the Loans with the same effect as if such Successor has been named as the Borrower in the Credit Agreement and the Loans, and the Borrower shall thereby be released of its obligations under the Credit Agreement and the Loans.

3. Confirmation of Guarantee. Each of the Guarantors hereby confirms that its guarantee shall apply to the Successor’s obligations under the Credit Agreement and the Loans on the terms and subject to the conditions set forth in the Credit Agreement and the Loans.

4. Notices. All notices or other communications to the Successor or a Guarantor shall be in writing and delivered in person, via facsimile or mailed by first-class mail addressed as follows:

Intelsat Jackson Holdings, Ltd.

c/o Intelsat, Ltd.

Wellesley House North, 2nd Floor

90 Pitts Bay Road

Pembroke, Bermuda HM 08

5. Miscellaneous. For any periods or dates which the Successor does not have historical financial statements available, it shall be entitled to use and rely on the financial statements of its predecessor or successor, as the case may be.

6. Ratification of Credit Agreement; Assumption and Affirmation

2

Agreement Part of Credit Agreement. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Assumption and Affirmation Agreement shall form a part of the Credit Agreement for all purposes, and every Lender shall be bound hereby.

7. Governing Law. THIS ASSUMPTION AND AFFIRMATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. Administrative Agent Makes No Representation. The Administrative Agent makes no representation as to the validity or sufficiency of this Assumption and Affirmation Agreement.

9. Counterparts. The parties may sign any number of copies of this Assumption and Affirmation Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

10. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

3

IN WITNESS WHEREOF, the parties hereto have caused this Assumption and Affirmation Agreement to be duly executed as of the date first above written.

INTELSAT JACKSON HOLDINGS, LTD.

By:
Name:
Title:

INTELSAT (BERMUDA), LTD.

By:
Name:
Title:

INTELSAT, LTD.

By:
Name:
Title:

INTELSAT SUBSIDIARY HOLDING COMPANY, LTD.

By:
Name:
Title:

[Assumption and Affirmation Agreement Signature Page]

INTELSAT HOLDINGS LLC

By:
Name:
Title:

INTELSAT LLC

By:
Name:
Title:

INTELSAT GLOBAL SALES & MARKETING LTD.

By:
Name:
Title:

INTELSAT USA SALES CORP.

By:
Name:
Title:

INTELSAT USA LICENSE CORP.

By:
Name:
Title:

[Assumption and Affirmation Agreement Signature Page]

INTELSAT GLOBAL SERVICE CORPORATION

By:
Name:
Title:

INTELSAT UK FINANCIAL SERVICES LTD.

By:
Name:
Title:

[Assumption and Affirmation Agreement Signature Page]

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

By:
Name:
Title:

[Assumption and Affirmation Agreement Signature Page]